UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

Intelsat S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	000-50262	98-0346003
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg		L-1246
(Address of principal executive offices)		(Zip Code)

+(352) 27 84 1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the reorganization transactions described below under Item 8.01 (Other Events), on March 30, 2012, all of the shareholder and equity agreements, as well as the employment letter agreements of two named executive officers, of Intelsat Global S.A. (“Intelsat Global”), the ultimate parent company of Intelsat S.A., were amended to provide that all obligations, liabilities, rights, title and interest thereunder were assigned by Intelsat Global to Intelsat Global Holdings S.A. (“Intelsat Global Holdings”), and that Intelsat Global Holdings assumed such assignment. These agreements (together, the “Assigned Agreements”) are as follows:

•

Management Shareholders Agreement (entered into on May 6, 2009 and effective as of February 4, 2008) and the letter agreements related thereto. In particular, Intelsat Global and Intelsat Global Holdings entered into Amendment No. 2 to the Management Shareholders Agreement with the other parties thereto;

•	Amended and Restated Intelsat Global 2008 Share Incentive Plan (the “Equity Plan”), and all Grant Agreements (as defined in the Equity Plan) thereunder;

•	Intelsat Global Unallocated Bonus Plan (collectively with the individual side letters related thereto); and

•	Employment letter agreements, dated as of May 8, 2009, by and between Intelsat Global and each of Stephen Spengler and Thierry Guillemin.

In addition, the employment agreements with David McGlade, Michael McDonnell and Phillip Spector (the “Executive Employment Agreements”) were modified as of March 30, 2012 so that their positions would be at Intelsat Global Holdings.

The foregoing description of the amendments to the Assigned Agreements and the modifications to the Executive Employment Agreements is not complete and is qualified in its entirety by reference to such amendments and modifications, copies of which are attached as Exhibits 10.1 through 10.11 and incorporated by reference herein.

Item 8.01.	Other Events.

On March 30, 2012, Intelsat Global and certain of its subsidiaries engaged in a series of transactions (the “reorganization transactions”) that resulted in Intelsat Global Holdings, a new holding company, acquiring all of the outstanding shares of Intelsat Global. As a result, Intelsat Global, which was previously owned by BC Partners, Silver Lake, certain other equity sponsors and members of management and certain designated employees, became a wholly owned subsidiary of Intelsat Global Holdings, and all of Intelsat Global Holdings’ equity is now beneficially owned by BC Partners and its affiliates, Silver Lake and its affiliates, certain other equity sponsors and members of management and certain designated employees in the same proportions as such entities’ and individuals’ former ownership in Intelsat Global.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Document Description

10.1	Amendment No. 2 to the Management Shareholders Agreement, dated as of March 30, 2012, by and among Intelsat Global S.A., Intelsat Global Holdings S.A. and the other parties thereto.

10.2	Letter Agreement, dated March 30, 2012, among Intelsat Global S.A., Intelsat Global Holdings S.A., David McGlade and the other parties thereto regarding the Management Shareholders Agreement

10.3	Letter Agreement, dated March 30, 2012, among Intelsat Global S.A., Intelsat Global Holdings S.A., Michael McDonnell and the other parties thereto regarding the Management Shareholders Agreement

10.4	Letter Agreement, dated March 30, 2012, among Intelsat Global S.A., Intelsat Global Holdings S.A., Phillip Spector and the other party thereto regarding the Management Shareholders Agreement

10.5	Amendment No. 1 to the Amended and Restated Intelsat Global, Ltd. 2008 Share Incentive Plan and all Grant Agreements thereunder

10.6	Amendment No. 1 to the Intelsat Global, Ltd. Unallocated Bonus Plan (collectively with the individual side letters related thereto)

10.7	Modification Agreement, dated as of March 30, 2012, to the Employment Agreement, dated as of December 29, 2008, by and among David McGlade, Intelsat Global S.A. and Intelsat S.A. (together with the Assignment and Modification Agreement, dated as of December 21, 2009, by and between Intelsat Management LLC, Intelsat Global S.A. and Intelsat S.A.)

10.8	Modification Agreement, dated as of March 30, 2012, to the Employment Agreement, dated as of May 6, 2009, by and among Michael McDonnell, Intelsat Global S.A. and Intelsat S.A. (together with the Assignment and Modification Agreement, dated as of December 21, 2009, by and between Intelsat Management LLC, Intelsat Global S.A. and Intelsat S.A.)

10.9	Modification Agreement, dated as of March 30, 2012, to the Employment Agreement, dated as of May 6, 2009, by and among Phillip L. Spector, Intelsat Global S.A. and Intelsat S.A. (together with the Assignment and Modification Agreement, dated as of December 21, 2009, by and between Intelsat Management LLC, Intelsat Global S.A. and Intelsat S.A.)

10.10	Amendment, dated as of March 30, 2012, to the employment letter agreement, dated as of May 8, 2009, by and between Intelsat Global and Stephen Spengler

10.11	Amendment, dated as of March 30, 2012, to the employment letter agreement, dated as of May 8, 2009, by and between Intelsat Global and Thierry Guillemin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: April 5, 2012	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Amendment No. 2 to the Management Shareholders Agreement, dated as of March 30, 2012, by and among Intelsat Global S.A., Intelsat Global Holdings S.A. and the other parties thereto.

10.2	Letter Agreement, dated March 30, 2012, among Intelsat Global S.A., Intelsat Global Holdings S.A., David McGlade and the other parties thereto regarding the Management Shareholders Agreement

10.3	Letter Agreement, dated March 30, 2012, among Intelsat Global S.A., Intelsat Global Holdings S.A., Michael McDonnell and the other parties thereto regarding the Management Shareholders Agreement

10.4	Letter Agreement, dated March 30, 2012, among Intelsat Global S.A., Intelsat Global Holdings S.A., Phillip Spector and the other party thereto regarding the Management Shareholders Agreement

10.5	Amendment No. 1 to the Amended and Restated Intelsat Global, Ltd. 2008 Share Incentive Plan and all Grant Agreements thereunder

10.6	Amendment No. 1 to the Intelsat Global, Ltd. Unallocated Bonus Plan (collectively with the individual side letters related thereto)

10.7	Modification Agreement, dated as of March 30, 2012, to the Employment Agreement, dated as of December 29, 2008, by and among David McGlade, Intelsat Global S.A. and Intelsat S.A. (together with the Assignment and Modification Agreement, dated as of December 21, 2009, by and between Intelsat Management LLC, Intelsat Global S.A. and Intelsat S.A.)

10.8	Modification Agreement, dated as of March 30, 2012, to the Employment Agreement, dated as of May 6, 2009, by and among Michael McDonnell, Intelsat Global S.A. and Intelsat S.A. (together with the Assignment and Modification Agreement, dated as of December 21, 2009, by and between Intelsat Management LLC, Intelsat Global S.A. and Intelsat S.A.)

10.9	Modification Agreement, dated as of March 30, 2012, to the Employment Agreement, dated as of May 6, 2009, by and among Phillip L. Spector, Intelsat Global S.A. and Intelsat S.A. (together with the Assignment and Modification Agreement, dated as of December 21, 2009, by and between Intelsat Management LLC, Intelsat Global S.A. and Intelsat S.A.)

10.10	Amendment, dated as of March 30, 2012, to the employment letter agreement, dated as of May 8, 2009, by and between Intelsat Global and Stephen Spengler

10.11	Amendment, dated as of March 30, 2012, to the employment letter agreement, dated as of May 8, 2009, by and between Intelsat Global and Thierry Guillemin